ADVISORS DISCIPLINED TRUST 1609

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the portfolio for Rothschild Smart Beta ERC Strategy, Eurozone Series 2016-1Q will no longer include shares of Ryanair Holdings PLC (Ticker: RYA ID).



     Supplement Dated:  May 19, 2016










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